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EXHIBIT 23.4

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Hewlett-Packard Company of our report dated November 23, 1999 relating to the financial statements and financial statement schedule, which appears in the Hewlett-Packard Company's Annual Report on Form 10-K/A for the year ended October 31, 2001.

/s/ PricewaterhouseCoopers LLP
San Jose, California
March 25, 2002

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  EXHIBIT 23.4
CONSENT OF INDEPENDENT ACCOUNTANTS